EXHIBIT 23.1
                         Consent of Independent Auditor





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this Form SB-2 of Unitech Energy Corp. of our report dated March 31, 2004, on our audit of the financial statements of Unitech Energy Corp as of October 31, 2003 and 2002, and for the years then ended.




                          /s/BATEMAN & CO., INC., P.C.
                          ----------------------------


Houston, Texas
September 13, 2004